PRUDENTIAL FlexGuardSM
FLEXIBLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
Supplement dated October 12, 2020
To
Prospectus dated May 18, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement contains information about the Prudential FlexGuard Index-Linked and Variable Annuity (“B Series”) offered in the State of Pennsylvania.

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

(1) The section captioned “Step Rate Plus Strategy” in the “Index Strategies” section of the Prospectus is amended by adding the following sentence to the first paragraph:

The Step Rate Plus Index Strategy is not currently available in the state of Pennsylvania.

(2) The section captioned “Interim Value of Index Strategies” in the “Valuing Your Investment and Interim Value of Index Strategies” section of the Prospectus is amended by adding the following information as shown below:

The following Examples are applicable in Pennsylvania.
EXAMPLE
Index Effective Date: 12/2/2019
Purchase Payment: $150,000
Allocated to:
1. 33% 1-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 17%; Buffer 10%
2. 33% 3-Year Point-to-Point Cap Rate; S&P 500; Cap Rate 75%; Buffer 10%
3. 34% 6-Year Tiered Participation Rate; S&P 500; Tier 1 100%; Tier 2 140%; Tier Level 30%; Buffer 10%
Note on examples: months are assumed to have 30 days and years are assumed to have 365 days.
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On the Index Effective Date
	Point-to-Point Cap Rate	Point-to- Point Cap Rate	Tiered Part Rate
Index Strategy Term (in months)	12	36	72
Months elapsed since Index Strategy Start Date	0	0	0
Index Strategy Base	$49,500	$49,500	$51,000
Buffer	10%	10%	10%
Index Strategy rate	17%	75%	100%/140%
Months until Index Strategy End Date	12	36	72
Market Index Rate on Index Strategy Start Date	2.00%	5.00%	8.00%
Starting Index Value	1,000
Total Account Value	$150,000

Index Return is Negative
Months elapsed since Index Strategy Start Date	9	9	9
Time Remaining in Index Strategy Term (in months)	3	27	63
Index Value on Calculation Date	800
Index Return on Calculation Date	-20%
Market Index Rate on Calculation Date	3.00%	6.00%	9.00%
1. Fair Value of Index Strategy Base	$49,082.84	$47,199.12	$45,965.59
2. Options value	$(5,155.19)	$(6,166.88)	$(5,753.38)
Interim Value for each Strategy (1+2)	$43,927.65	$41,034.24	$40,212.21
Total Account Value		$125,174.10
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix A.

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Index Return is Positive
Months elapsed since Index Strategy Start Date	9	9	9
Time Remaining in Index Strategy Term (in months)	3	27	63
Index Value on Calculation Date	1200
Index Return on Calculation Date	20%
Market Index Rate	3.00%	6.00%	9.00%
1. Fair Value of Index Strategy Base	$49,082.84	$47,199.12	$45,965.59
2. Options value	$7,583.70	$10,009.66	$13,519.43
Interim Value for each Strategy (1+2)	$56,666.54	$57,208.78	$59,485.02
Total Account Value	$173,360.34
The Index Strategy Rate may differ depending on the Index Strategy, which is further outlined in Appendix A.

(3) Appendix A of the Prospectus is amended by adding the following information as shown below:

APPENDIX A – INTERIM VALUE OF INDEX STRATEGIES

Below is additional information regarding the Interim Value calculation.
    In Pennsylvania, the Interim Value for an Index Strategy is equal to the sum of (1) and (2) where:
(1)Is the fair value of the Index Strategy Base on the Valuation Day the Interim Value is calculated. It is determined as (A - B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.The Index Strategy Base on the Valuation Day the Interim Value is calculated;
B.The fair value of the replicating portfolio of options under initial market conditions, with straight-line amortization to the end of the Index Strategy Term;
C.The Market Value Index Rate on the Index Strategy Start Date;
D.The Market Value Index Rate on the Valuation Day the Interim Value is calculated; and
E.The total days remaining in the Index Strategy Term divided by 365.
(2)Is the fair value of the replicating portfolio of options.

When we calculate the Interim Value, we obtain market data for derivative pricing each business day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior business day’s Interim Value.

(4) Appendix D of the prospectus is amended and restated as shown below:
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APPENDIX D – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California	Medically-Related Surrenders are not available.
Florida	Annuitization available after one year.
Massachusetts	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option. Medically-Related Surrenders are not available.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option.
Pennsylvania	The Step Rate Plus Index Strategy is not available.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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